Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 2001-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2001-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 29, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                            BCMSC Trust Series 2001-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                     Page 1 of 9
                           Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2001-A on November 15, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on November 15, 2001 on the Series 2001-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                  BY:    /s/ Robert Gillespie
                                        Robert Gillespie
                                        Title: President

Dated: November 29, 2001

I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                        $ 324,163,208.88
     (B)Initial Certificates Principal Balance                                                $ 314,438,000.00
        (i)  Initial Class A-1  Certificate Principal Balance     $ 243,122,000.00
                                Certificate Amount Percentage                                       75.00%
                                Certificate Pass-through Rate                                        6.81%
        (ii) Initial Class A-2  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (iii)Initial Class A-3  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (iv) Initial Class A-4  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (v)  Initial Class M-1  Certificate Principal Balance     $ 24,312,000.00
                                Certificate Amount Percentage                                        7.50%
                                Certificate Pass-through Rate                                        7.94%
        (vi) Initial Class M-2  Certificate Principal Balance     $ 17,829,000.00
                                Certificate Amount Percentage                                        5.50%
                                Certificate Pass-through Rate                                        8.27%
        (vii)Initial Class B-1  Certificate Principal Balance     $ 12,967,000.00
                                Certificate Amount Percentage                                        4.00%
                                Certificate Pass-through Rate                                        9.50%
        (viiiInitial Class B-2  Certificate Principal Balance     $ 16,208,000.00
                                Certificate Amount Percentage                                        5.00%
                                Certificate Pass-through Rate                                        9.50%

     (C)Initial Weighted Average Coupon (WAC)                                                       12.10%
     (D)Initial Weighted Average Original Maturity (WAOM)                                           294.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                           288.00 months
     (F)Initial Number of Receivables                                                                8,394
     (G)Servicing Fee Rate                                                                           1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                 0.00%
        (ii) Reserve Fund Target %                                                                   0.00%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                         5.00%
        (iv) Target Overcollateralization Percentage After Crossover Date                            8.75%
        (v)  Target Overcollateralization Floor                                                      1.25%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                     5.00%
        (vii)Target Credit Enhancement % After Crossover Date                                        8.75%
        (viiiTarget Credit Enhancement Floor                                                         1.25%
        (ix) Target Credit Enhancement Amount                                                 $16,208,160.44
     (I)Crossover Date Tests
             Earliest Crossover Date                                                              Feb-2006
             Percent of Initial Suboridnation Percentage                                           189.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                         0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                       $ 309,252,756.68
     (B)Beginning Pool Factor                                                                   95.400326%
     (C)Ending Pool Schedule Balance                                                          $ 307,201,904.36
     (D)Ending Pool Factor                                                                      94.767665%
     (E)Ending Total Certificate Balance (after Current Distributions)                        $ 290,993,743.92
     (F)Current Overcollateralization Amount (after Current Distributions)                    $16,208,160.44
     (G)Weighted Average Coupon (WAC)                                                               12.17%
     (H)Weighted Average Remaining Maturity (WAM)                                                   278.65 months
     (I)Ending Number of Receivables                                                                 8,117


III. COLLECTION CALCULATIONS

     (A)Interest

        (i) Scheduled Interest Collections during Current Period                             2,738,925.90
        (ii) Paid Ahead Interest Collections applied to Current Period                          40,522.74
        (iii)Net Servicer Advance                                                              291,440.79
        (iv) Liquidation Proceeds Attributable to Interest                                      20,247.03
        (v) Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)        758.47
        (vi)Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
        (vii)Recoveries on Previously Liquidated Contracts                                              -
                                                                                              -------------
                                                                                              -------------
        (viiiTotal Interest Amount Available for Distribution                                 3,091,894.93

     (B)Principal

        (i)  Scheduled Principal Collections                                                    246,047.08
        (ii) Full and Partial Principal Prepayments                                           1,242,157.52
        (iii)Paid Ahead Principal Collections Applied to Current Period                          (5,215.60)
        (iv) Net Servicer Advance                                                                24,071.39
        (v)  Liquidation Proceeds Attributable to Principal                                     203,113.64
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)        74,299.38
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                        0.00
        (viiiOther Principal Amounts                                                                  0.00
                                                                                              -------------
                                                                                              -------------
        (ix) Total Principal Amount Available for Distribution                                1,784,473.41


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                        3,091,894.93
     (B)     Total Principal Available for Distribution                                       1,784,473.41
     (C)     Reserve Fund Draw Amount Required                                                        0.00
     (D)     Draw on Letter of Credit for Interest Distribution                                       0.00
             Less:
             Monthly Servicing Fee                                                              257,710.63
             Reimbursement to Servicer for Liquidation Expense                                        0.00
             Late Payment Fees, Extension Fees and Other Permitted Fees                               0.00
             Other Permitted Withdrawals from Certificate Account                                     0.00
                                                                                              -------------
                                                                                              -------------
             Available Distribution Amount                                                    4,618,657.71

             Interest Accrual Period                                                                    30 days

             Total Interest Amount Due                                                        1,771,915.00
             Total Interest Distribution Amount                                               1,771,915.00

             Amount Available for Principal Distribution Amount                               2,846,742.71

             Total Principal Amount Available for Distribution                                1,784,473.41
             Principal Loss on Liquidated Assets                                                266,378.91
             Principal Distribution Shortfall Carryover Amount                                        0.00
             Overcollaterallization Writedown Amount                                                  0.00
             Overcollaterallization Reduction Amount                                                  0.00
             Accelerated Principal Distribution Amount for Current Period                             0.00
                                                                                              -------------
                                                                                              -------------
             Total Principal Amount to be Distributed                                         2,050,852.32

             Draw on Letter of Credit for Principal Distribution                                      0.00
             Excess Interest                                                                    795,890.39
             Reserve Account Deposit                                                                  0.00
             Reserve Account Release                                                                  0.00
             Class X Distribution Amount                                                        795,890.39
             Class R Distribution Amount                                                              0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                           2,511,565.98
        (ii)      Monthly Servicer Advance (Reimbursement)                                      291,440.79
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      2,803,006.77

     (B)Principal
        (i)       Beginning Advance                                                             192,206.57
        (ii)      Monthly Servicer Advance (Reimbursement)                                       24,071.39
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                        216,277.96

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                           2,703,772.55
        (ii)      Monthly Servicer Advance (Reimbursement)                                      315,512.18
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      3,019,284.73

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                             16,208,160.44
        (ii) Beginning Balance                                                                16,208,160.44
        (iii)Write Down for Certificate Distributions                                                  0.00
        (iv) Overcollaterallization Addition Amount                                                    0.00
        (v)  Overcollaterallization Reduction Amount                                                   0.00
        (vi) Ending Balance                                                                   16,208,160.44

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                            0.00
        (ii) Beginning Reserve Fund Balance                                                           0.00
        (iii)Draws for Certificate Distributions                                                      0.00
        (iv) Excess Interest Deposited                                                                0.00
        (v)  Reserve Fund Release                                                                     0.00
        (vi) Ending Reserve Fund Balance                                                              0.00

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                                        -
        (ii) Draw on LC for Interest Distribution                                                        -
        (iii)Draw on LC for Principal Distribution                                                       -
             Ending Balance                                                                              -


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                                Pass-Through Rate                                                    6.81%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 1,257,385.91
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 1,257,385.91
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.17

        (ii) Class A2
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (iii)Class A3
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (iv) Class A4
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

     (B)Subordinate Certificates - Interest
        (v)  Class M1
                                Pass-Through Rate                                                    7.94%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 160,763.10
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 160,763.10
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 6.61



        (i)  Class M2
                                Pass-Through Rate                                                    8.27%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 122,797.24
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 122,797.24
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 6.89


        (iii)Class B1
                                Pass-Through Rate                                                    9.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 102,655.42
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 102,655.42
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.92

        (iv) Class B2
                                Pass-Through Rate                                                    9.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 128,313.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 128,313.33
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.92


     (C)Senior Certificates - Principal

        (i)  Class A1
                                Initial Certificate Balance                                   243,122,000.00
                                Initial Certificate Percentage                                      75.00%
                                Beginning Certificate Balance                                 221,728,596.24
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         221,728,596.24
                                Current Principal Paid                                        2,050,852.32
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    219,677,743.92
                                Ending Pool Factor                                                  75.49%
                                Principal Paid per $1000                                              9.25
                                Total Class Distribution                                      2,050,852.32

        (ii) Class A2
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iii)Class A3
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iv) Class A4
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00
     (D)Subordinate Certificates - Principal

        (i)  Class M1
                                Initial Certificate Balance                                   24,312,000.00
                                Initial Certificate Percentage                                       7.50%
                                Beginning Certificate Balance                                 24,312,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         24,312,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    24,312,000.00
                                Ending Pool Factor                                                   8.35%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00




        (ii) Class M2
                                Initial Certificate Balance                                   17,829,000.00
                                Initial Certificate Percentage                                       5.50%
                                Beginning Certificate Balance                                 17,829,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         17,829,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              17,829,000.00
                                Ending Pool Factor                                                   6.13%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


        (iii)Class B1
                                Initial Certificate Balance                                   12,967,000.00
                                Initial Certificate Percentage                                       4.00%
                                Beginning Certificate Balance                                 12,967,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         12,967,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              12,967,000.00
                                Ending Pool Factor                                                   4.46%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

        (iv) Class B2
                                Initial Certificate Balance                                   16,208,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                 16,208,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         16,208,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              16,208,000.00
                                Ending Pool Factor                                                   5.57%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


     (E)Total Certificate Balances

                                                                    Beg of Period               End of Period
        (i)  Aggregate Balance of Certificates                    $ 293,044,596.24            $ 290,993,743.92
        (ii) Total Certificate Pool Factor                            93.1963046%              92.5440767%


VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                     $ 24,472,751.87           7.97%         629        7.75%
        60-89 Days Delinquent                     $ 12,530,732.96           4.08%         332        4.09%
        90 Days or More Delinquent                $ 17,167,805.52           5.59%         435        5.36%
        Homes Repossessed or Foreclosed Upon       $ 3,750,971.07           1.22%         101        1.24%

        Bankruptcy*(included in above delinquency) $ 7,015,111.01           2.28%         178        2.19%

        Extensions granted during period                                                  112
        Rewrites granted during period                                                      0


        * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

        (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $ 1,104,343.25
        (ii) Number of Contracts repurchased this period                                              1.00
        (iii)Repurchase Price of Contracts this period                                         $ 75,057.85
        (iv) Ending Cumulative Repurchased Contracts since cutoff                             $ 1,179,401.10

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                                   $ -
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                        -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                     Units   Scheduled Balance
             Beginning Repossession Inventory                                         75      $ 2,863,530.51
             Repossessions Incurred                                                   40      $ 1,356,933.11
             Less Repurchase of Delinquent Loans                                       0               $ -
             Less Repossessions Sold                                                  14      $ 469,492.55
                                                                                  =========================
                                                                                  =========================
             Ending Repossession Inventory                                            101     $ 3,750,971.07

             Principal Balance of Repossessions Liquidated                                    $ 469,492.55
                  Liquidation Proceeds Attributable to Principal                              $ 203,113.64
                                                                                              -------------
                                                                                              -------------
                       Principal Loss on Liquidation of Repo                                  $ 266,378.91
             Reimbursement to Servicer for Liquidation Expense                                         $ -
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Net Liquidation Loss (Realized Loss)                                             $ 266,378.91

        Recoveries
             Liquidation Proceeds Attributable to Interest                                     $ 20,247.03
             Liquidation Proceeds Attributable to Principal                                   $ 203,113.64
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Total Recoveries                                                                 $ 223,360.67
             Recovery Percentage of Principal Balance of Repossessions Liquidated                 48%


XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

             Where the Current Distribution Date of                                11/15/01
             is greater than the Earliest Crossover Date of                       February 28, 2006
                                And
             Subordinated Certificates Beginning Principal Balance of             71,316,000.00
             plus the Current Overcollateralization Amount of                     16,208,160.44
             divided by the Current Beginning Pool Principal Balance of           309,252,756.68
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 28.30%
                                                                                  ------------
                                                                                  ------------
                                And is greater than the:
             Subordinated Initital Certificates Percentage of                       14.50%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 25.38%
                                                                                  ------------
                                                                                  ------------


        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                    10.89%
             1st Preceding Mo                                               9.21%
             2nd Preceding Mo                                               7.97%
             Average 60 Day Delinquency Ratio:                              9.36%    5.50%        FAIL

                                                                  Over 30 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                    18.85%
             1st Preceding Mo                                              17.34%
             2nd Preceding Mo                                              15.26%
             Average 30 Day Delinquency Ratio:                             17.15%    8.50%        FAIL



                                                                                  Net Liquidation Losses
                                                  Ending Pool Bal                 (Realized Losses)
                                                  ----------------                ------------
             Current Mo                            307,201,904.36                   266,378.91
             1st Preceding Mo                      309,252,756.68                   111,755.46
             2nd Preceding Mo                      311,148,566.92                   111,963.05
                                                  ----------------                ------------
                                                  ----------------                ------------
                                Total              927,603,227.96                  490,097.42
                                                  ----------------                ------------
                                                  ----------------                ------------
                                Divided by                      3
                                                  ----------------
                                                  ----------------
                                Average            309,201,075.99


             Sum of last 3 months of Losses                            490,097.42
             Divided by 3 month average of Pool Balance            309,201,075.99
             Annualized  (multiply by 4)                                        4
             Current Realized Loss Ratio:                                   0.63%       3.00%     PASS



             Beginning Cumulative Realized Losses                      267,584.43
             Net Liquidation Losses (Realized Losses)                  266,378.91
                                                                  ----------------
                                                                  ----------------
             Ending Cumulative Realized Losses                         533,963.34
             Divided by Initial Pool Principal Balance             324,163,208.88
             Cumulative Realized Loss Ratio:                                0.16%       7.00%     PASS


        Should Principal Be Distributed to the Subordinated Certificates?                          NO



The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance